                                                                  EXHIBIT 10.26


                     DEVELOPMENT AND DISTRIBUTION AGREEMENT

                                    BETWEEN

                          KLA INSTRUMENTS CORPORATION

                                      AND

                       TRANSCRIPTION ENTERPRISES LIMITED



                             Dated: October 1, 1991










[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                    DEVELOPMENT AND DISTRIBUTION AGREEMENT

     This Agreement (the "Agreement") is entered into as of this 1st day of October 1991 (the "Effective Date"), by and between KLA Instruments Corporation, a Delaware corporation, having its principal place of business at 160 Rio Robles, P.O. Box 49055, San Jose, California 95161 ("KLA"), and Transcription Enterprises Limited, a California corporation, having a place of business at 101 Albright Way, Los Gatos, California 95030 ("TEL").

                                    RECITALS
                                    --------

     A. TEL has developed certain software, known as CATS Software, which converts semiconductor databases into different formats.

     B. KLA has developed a new database format for its next generation semiconductor inspection equipment named the Falcon Format.

     C.   KLA desires to have TEL develop software to support the Falcon Format.

     D. KLA desires to have the exclusive right to distribute the developed software on the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties agree as follows:

     1.   DEFINITIONS.

          The terms used in this Agreement shall have the following definitions:

          1.1  CATS Falcon Driver shall mean the object code version of the CATS
               ------------------
Software developed by TEL pursuant to this Agreement which runs on a central processing unit embedded within or directly connected to semiconductor inspection equipment ("Embedded") and converts Pattern Files only to the Falcon Format under the direction of the Falcon Inspection Process Program. The CATS Falcon Driver also includes any modifications to the CATS Falcon Driver developed by TEL or KLA during the term of this Agreement.

          1.2  CATS Falcon Formatter shall mean a new Option to the CATS
               ---------------------
Software developed by TEL which is not embedded within or directly connected to semiconductor inspection equipment ("Non-embedded") and which converts Pattern Files to the Falcon Format. The CATS Falcon Formatter also includes any modifications to the CATS Falcon Formatter developed by TEL during the term of this Agreement.

          1.3   CATS Falcon Graphics shall mean the CATS Falcon Option which
                --------------------
allows the End User to view, pick, and measure objects within specified Pattern Files. The CATS Falcon Graphics shall also include any modifications made by TEL or KLA to the CATS Falcon Graphics during the term of this Agreement.

          1.4   CATS Falcon Jobdeck Viewing shall mean the CATS Falcon Option
                ---------------------------
developed by TEL which allows the End User to view, pick and measure objects within and between Pattern Files referenced within a jobdeck. The CATS Falcon Jobdeck Viewing shall also include any modifications made by TEL or KLA to the CATS Falcon Jobdeck Viewing during the term of this Agreement.

          1.5   CATS Falcon Option shall mean the object code version of the
                ------------------
software program or the software modules developed by TEL to be used in conjunction with the CATS Falcon Formatter or the CATS Falcon Driver. The CATS Falcon Graphics, CATS Falcon Jobdeck Viewing, CATS Falcon Inspection Process Program Editor and all other options developed by TEL during the term of this Agreement specifically for use in conjunction with the CATS Falcon Formatter or the CATS Falcon Driver are CATS Falcon Options. The versions of the CATS Falcon Options which are designed to be used in conjunction with the CATS Falcon Driver are hereinafter referred to as "Embedded CATS Falcon Options" and the versions of the CATS Falcon Options which are designed to be used in conjunction with the CATS Falcon Formatter are hereinafter referred to as "Non-embedded CATS Falcon Options."

          1.6   CATS Falcon Inspection Process Program Editor shall mean the
                ---------------------------------------------
CATS Falcon Option developed by TEL which allows the End User to read, graphically edit and output files in the Falcon Inspection Process Program Format. The CATS Falcon Inspection Process Program Editor shall also include any modifications made by TEL or KLA to the CATS Falcon Inspection Process Program Editor during the term of this Agreement.

          1.7   CATS Falcon Software shall mean collectively the CATS Falcon
                --------------------
Driver and the Embedded CATS Falcon Options.

          1.8   CATS Include File Format shall mean the file format developed by
                ------------------------
TEL which describes the processing steps necessary to create a Falcon Format Database from Pattern Files. The CATS Include File Format shall also include any modifications to the CATS Include File Format which are made by TEL or KLA during the term of this Agreement.

          1.9   CATS Jobdeck Format shall mean the file format describing the
                -------------------
placement of Pattern Files and other operators typically used by E-beam lithography systems. The CATS Jobdeck Format shall also include any modifications to the CATS Jobdeck Format which are made by TEL or KLA during the term of this Agreement.

          1.10  CATS Software shall mean the software developed by TEL for the
                -------------
conversion of semiconductor databases into different formats, including, but not limited to the CATS Falcon Driver, the CATS Falcon Formatter and the CATS Falcon Options. The CATS Software shall also include any modifications to the CATS Software which are made by TEL or KLA during the term of this Agreement.

          1.11  End User Documentation shall mean the manuals and other
                ----------------------
documentation, including but not limited to the documentation for the TEL Formats, developed by TEL for end users and relating to the CATS Falcon Software; provided, however that any modifications to the End User Documentation made by KLA pursuant to its rights under Section 3.2.4 shall not be considered to be End User Documentation.

          1.12  End User shall mean any third party licensed by KLA to use the
                --------
CATS Falcon Driver and/or the Embedded CATS Falcon Options.

          1.13  Falcon Format shall mean the semiconductor inspection equipment
                -------------
database format developed by KLA and described in greater detail in Exhibit A,
                                                                    ---------
and all modifications thereto which KLA shall make during the term of this Agreement.

          1.14  Falcon Format Database shall mean the files which describe the
                ----------------------
placement of polygons and groups of polygons according to the Falcon Format.

          1.15  Falcon Format Specifications shall mean the specifications set
                ----------------------------
forth on Exhibits A, B, C and D.
         ----------------------

          1.16  Falcon Inspection Process Program Format shall mean the file
                ----------------------------------------
format developed by KLA which contains the parameters necessary to create a Falcon Format Database from Pattern Files and which is described in greater detail in Exhibit B, and all modifications thereto which KLA shall make during
          ---------
the term of this Agreement.

          1.17  Falcon Swath Constraints shall mean the requirements which must
                ------------------------
be met by the swaths of the Falcon Format Database in order to ensure that the proper area as specified by the Falcon Inspection Process Program Format is covered by the inspection system, and all modifications thereto which KLA shall make during the term of this Agreement. The Falcon Swath Constraints are described in greater detail in Exhibit C.
                               ---------

          1.18  Falcon Swath Map Format shall mean the file format developed by
                -----------------------
KLA which provides a description of the placement of the swaths used during a particular inspection and which is described in greater detail in Exhibit D, and
                                                                  ---------
all modifications thereto which KLA shall make during the term of this Agreement. The CATS Falcon Driver will generate the Falcon Swath Map; however, the Falcon Swath Map may also be input to the CATS Falcon Driver.

          1.19  Falcon Swath Map shall mean the file which describes the
                ----------------
placement of swaths used during an inspection according to the Falcon Swath Map Format.

          1.20  KLA Base Technology shall mean collectively, the Falcon Format,
                -------------------
the Falcon Inspection Process Program Format, the Falcon Swath Map Format and the Falcon Swath Constraints and all modifications thereto which KLA shall make during the term of this Agreement.

          1.21  Pattern Files shall mean the files which describe the placement
                -------------
of polygons and groups of polygons within a specific format.

          1.22  TEL Formats shall mean collectively, the CATS Include File
                -----------
Format and the CATS Jobdeck Format.

     2.   DEVELOPMENT AND ACCEPTANCE OF THE CATS FALCON SOFTWARE.

          2.1   Acceptance of the Deliverables.
                -------------------------------

                TEL shall use all commercially reasonable efforts to deliver the CATS Falcon Driver, CATS Falcon Graphics, CATS Falcon Jobdeck Viewing and the CATS Falcon Inspection Process Program Editor (collectively, the "Deliverables") to KLA for testing on or before November 15, 1991. KLA shall test the Deliverables to assure that they comply with the Falcon Format Specifications and that they pass the acceptance test criteria set forth on Exhibit E to this
                                                             ---------
Agreement (the "Acceptance Criteria"). KLA shall use its best efforts to test the Deliverables and to provide TEL with notice of the results of its testing within thirty (30) days of its receipt of the Deliverables. If the Deliverables conform to the Acceptance Criteria, KLA shall give notice to TEL of such compliance and the Deliverables shall be deemed accepted (the "Acceptance"). In the event that KLA discovers any nonconformities with the Falcon Format Specifications in the Deliverables or the Deliverables do not meet the Acceptance Criteria, KLA will notify TEL in writing and TEL shall use all commercially reasonable efforts to correct such nonconformities and to conform the Deliverables to the Acceptance Criteria within thirty (30) days from the date of notice. If TEL fails to correct the Deliverables so that they comply with the Falcon Format Specifications and the Acceptance Criteria, then KLA may, at its discretion, either (a) give notice to TEL of the nonconformities in the Deliverables or of the failure to meet the Acceptance Criteria and provide TEL with a period of time to correct such nonconformities and conform to the Acceptance Criteria; provided, however, that such period of time shall not exceed eight (8) months; (b) cancel this Agreement, pursuant to Section 17.5 below, by providing notice to TEL or (c) negotiate with TEL to reduce the royalty payments (as set forth in Section 6 below) by an amount to be mutually determined by the parties.

          2.2   Acceptance of Major Updates.
                ---------------------------

                KLA shall use its best efforts to test the Major Updates, as defined in Exhibit I, delivered by TEL and to provide TEL with notice of its
           ---------
testing results within thirty (30) days of receipt of the Major Update. This test will determine whether the Major Update complies with the End User Documentation prepared by TEL for such

Major Update. If the Major Update does not comply with the End User Documentation prepared by TEL for such Major Update, KLA shall give TEL written notice of such noncompliance. A Major Update shall be deemed accepted by KLA on the earlier of (i) thirty (30) days after KLA's receipt of such Major Update, provided that KLA has not delivered to TEL a written notice of noncompliance during such thirty (30) day period or (ii) upon written notice to TEL of KLA's acceptance.

     3.   SCOPE OF RIGHTS.

          3.1  License Grant to TEL. KLA hereby grants to TEL, and TEL accepts,
               --------------------
a world-wide, non-exclusive, royalty-free, non-transferrable license to use the KLA Base Technology internally as necessary to (i) develop, support and maintain the CATS Software and (ii) develop, maintain, reproduce, distribute and license the CATS Falcon Formatter and the Non-embedded CATS Falcon Options to TEL's end users for use in inputting and outputting Falcon Format Databases for use with KLA's semiconductor inspection equipment.

          3.2   License Grants to KLA. In consideration of the payment of
                ---------------------
royalties as set forth in Section 6 below, TEL hereby grants to KLA the following licenses.

                3.2.1  TEL Formats. TEL hereby grants to KLA, and KLA accepts, a
                       -----------
world-wide, non-exclusive, royalty-free, non-transferrable license to:

                       (i) Use the TEL Formats only internally as necessary for KLA's performance hereunder;

                       (ii)   Prior to Acceptance, sublicense up to an aggregate
                                                   -----------------------------
of three (3) copies of the TEL Formats to End Users for a term of up to six (6)
-------------------------------------------------------------------------------
months for the limited purpose of creating process programs within their own
------
programming environment; and

                       (iii) Effective upon Acceptance, sublicense the TEL Formats to End Users for the limited purpose of creating process programs within their own programming environment.

                3.2.2  CATS Falcon Driver License. Except as set forth in
                       --------------------------
Sections 4, 7 and 21.1, TEL hereby grants, and KLA accepts a world-wide, exclusive, non-transferrable license during the term of this Agreement, to do the following:

                       (i) Reproduce and embed the CATS Falcon Driver for use on semiconductor inspection equipment;

                       (ii) Test the CATS Falcon Driver as a part of semiconductor inspection equipment;

                      (iii) Prior to Acceptance, distribute and sublicense up to an aggregate of three (3) copies of the CATS Falcon Driver to End Users for a term of up to six (6) months for the purpose of evaluation and testing; and

                      (iv) Effective upon Acceptance, distribute and sublicense to End Users solely for their own personal or business purposes the CATS Falcon Driver for use on semiconductor inspection equipment.

               3.2.3  Embedded CATS Falcon Option License. Except as set forth
                      -----------------------------------
in Sections 4, 7 and 21.1 TEL hereby grants, and KLA accepts a world-wide, exclusive, non-transferable license during the term of this Agreement, to do the following:

                      (i) Reproduce and embed the Embedded CATS Falcon Options (individually, or in any combination) for use on semiconductor inspection equipment;

                      (ii) Test the Embedded CATS Falcon Options (individually, or in any combination) as a part of semiconductor inspection equipment;

                      (iii) Prior to Acceptance, distribute and sublicense up to
                            ----------------------------------------------------
an aggregate of three (3) copies of the Embedded CATS Falcon Options
--------------------------------------------------------------------
(individually, or in any combination) to End Users for a term of up to six (6) months for the purpose of evaluation and testing; and


                      (iv)  Effective upon acceptance, distribute and sublicense
                            ----------------------------------------------------
to End User solely for their own personal or business purposes the Embedded CATS
--------------------------------------------------------------------------------
Falcon Options (individually, or in any combination) for use on semiconductor
--------------
inspection equipment; provided, however, that KLA may only sublicense the Embedded CATS Falcon Options to those End Users who have licensed or are simultaneously licensing a CATS Falcon Driver for use within the same site.

               3.2.4  Documentation. TEL grants to KLA a non-exclusive, world-
                      -------------
wide, royalty-free license to use the End User Documentation for its own internal purposes and to reproduce, distribute and sublicense the unmodified End User Documentation to its End Users. In addition, TEL grants to KLA a non-exclusive, world-wide, royalty-free license to extract portions of and modify as necessary the End User Documentation associated with the CATS Falcon Software in order to create supplements of such End User Documentation for distribution to End Users.

               3.2.5  Internal Use License. Effective upon Acceptance and upon
                      --------------------
TEL's receipt of a list identifying up to six (6) designated Central Processing Units ("CPUs"), TEL grants to KLA a non-exclusive, world-wide, royalty-free license to reproduce the CATS Falcon Driver and those CATS Falcon Options which KLA licenses pursuant to Section 7 for use internally for support and demonstration purposes on up to six (6) designated CPUs. KLA shall have the right to transfer these copies internally only after KLA has identified for TEL the CPU to which it intends to transfer a copy and has received TEL's consent to such transfer. TEL may, in its sole discretion, permit KLA to reproduce additional copies of the CATS Falcon Software for use internally for support and demonstration purposes.

               3.2.6  Proprietary Rights Notice. Each copy of the CATS Falcon
                      -------------------------
Driver, the CATS Falcon Options, and the End User Documentation made by KLA shall contain and bear a proprietary rights notice in the form which they appear in the CATS Falcon Driver, the CATS Falcon Options and the End User Documentation transferred to KLA.

               3.2.7  Demonstration of KLA Semiconductor Inspection Equipment.
                      -------------------------------------------------------
TEL understands that KLA may need to demonstrate its semiconductor inspection equipment which utilizes the CATS Falcon Software from time to time at its production facilities. Except as set forth in Sections 4, 7 and 21.1, TEL hereby grants and KLA accepts a world-wide, exclusive, non-transferable license to demonstrate production copies of the CATS Falcon Software operating on KLA semiconductor inspection equipment at KLA's production facilities. Such demonstration shall not, in any way, include running of production data of the potential customer for whom the demonstration is conducted.

               3.2.8  Restriction on KLA's Rights. Notwithstanding anything to
                      ---------------------------
the contrary set forth in Sections 3.2.2 and 3.2.3 above, KLA agrees that, unless it obtains prior written authorization from TEL, it will distribute and sublicense the CATS Falcon Driver and the Embedded CATS Falcon Options only for use on or with semiconductor inspection equipment manufactured by or for KLA.

     4.   END OF EXCLUSIVITY.

          If KLA directly or indirectly distributes a product, whether embedded or non-embedded, which provides substantially equivalent functionality as and would directly compete with the CATS Falcon Driver or any of the Embedded CATS Falcon Options, KLA's exclusive right to distribute the corresponding TEL product shall, upon written notice from TEL, become nonexclusive.

     5.   END USER LICENSING.

          KLA will take all steps necessary to protect TEL's proprietary rights in the CATS Falcon Software and to ensure that each End User has entered into an End User agreement containing the minimum terms set forth in Exhibit F, attached
                                                             ---------
hereto, prior to KLA,'s distribution of the CATS Falcon Software. In addition, KLA will not distribute the CATS Falcon Software to End Users in countries other than those listed on Schedule F-1, without the prior written authorization of
                     ------------
TEL. KLA agrees to follow all software copy protection procedures developed by TEL and conveyed to KLA to restrict the End User's use of the CATS Falcon Software to a designated CPU. KLA agrees to license its End Users to use the CATS Falcon Software only to create a Falcon Format Database for subsequent use on either (i) a system which contains a CATS Falcon Driver or (ii) a system which does not contain a CATS Falcon Driver, provided that such End User has licensed from TEL a CATS Falcon Formatter for use within the same site.

     6.   PAYMENT OF ROYALTIES.

          6.1  Amount of Royalties. In connection with KLA's sublicense of the
               -------------------
CATS Falcon Software to an End User, KLA shall pay TEL a royalty equal to [***] of the List Price (as defined below) for each module of the CATS Falcon Software sublicensed by KLA to such End User.

          6.2  List Price. The royalty payments which KLA shall be required to
               ----------
pay pursuant to Section 6.1 above shall be based upon TEL's list price of the particular module of the CATS Falcon Software which is sublicensed by KLA (the "List Price"). The List Price shall be used solely to calculate the royalty payments. KLA shall be entitled to independently determine the fees it will charge the End Users for the CATS Falcon Software. Throughout the term of this Agreement, the List Price of the CATS Falcon Driver shall be as follows-

               (i) [***] for use with CPUs on a system rated at 15 MIPS or less;

               (ii) [***] for use with CPUs on a system rated at greater than 15 but less than 75 MIPS; and

               (iii) [***] for use with CPUs on a system rated at 75 MIPS or more.

     TEL will deliver to KLA a list setting forth its non-discounted published price for each Non-embedded CATS Falcon Option (the Standard Prices ). This list shall also specifically state the discount offered by TEL to a licensee for the license of a particular CATS Falcon Option if such licensee has previously licensed one or more copies of the same CATS Falcon Option for use at the same or a different site (the "Discount"). The List Price which KLA will use to calculate the royalty payments due under Section 6.1 for its license of an Embedded CATS Falcon Option will be equal to the Standard Price for the corresponding Non-embedded CATS Falcon Option discounted as follows: if TEL credits copies of Embedded CATS Falcon Options previously licensed by KLA to a prospective customer for the purposes of calculating its Discount, the reduction to the Standard Price to determine the List Price shall be calculated in the same manner as TEL's calculation of its list price to its prospective customer. If TEL does not provide such a credit for copies of Embedded CATS Falcon Options, the reduction of the Standard Price shall be calculated as if each copy of the Embedded CATS Falcon Option previously licensed to the prospective customer is a Non-embedded CATS Falcon Option. Thus, the applicable Discount will be based upon the sum of all Embedded CATS Falcon Options and Non-embedded CATS Falcon Options previously licensed to the prospective customer from either TEL or KLA. For example, if the prospective customer has licensed two Embedded CATS Falcon Options and three Non-embedded

[***]=CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CATS Falcon Options, the reduction in the Standard Price will be the Discount TEL would give to a prospective customer who has licensed five Non-embedded CATS Falcon Options. The Standard Price used to calculate the List Price shall be that which is delivered in writing to KLA by TEL and in effect at the time KLA provides a written quote to a potential customer, regardless of the fact that a new Standard Price may be sent to KLA by TEL after KLA has provided the prospective customer with a quote and before the prospective customer has accepted the quote. Provided, however, that unless a quote is accepted by the potential customer within ninety (90) clays of its delivery by KLA, the quote shall expire and any licenses granted pursuant to a new quote will be subject to a royalty calculated from a List Price which shall be equal to the new Standard Price, discounted as appropriate. TEL may revise its Standard Prices no more than two (2) times per calendar year. In addition, TEL may increase a particular Standard Price by an annual amount which is no more than the greater of (i) fifteen percent (15%) of the existing Standard Price and (ii) the percentage change in the San Francisco-Oakland-San Jose, California, All Urban Consumers Price Index as reported on December 31 of the previous year. A Discount shall be applied to reduce the Standard Price and KLA's royalty obligation if KLA or TEL has accepted a purchase order for the particular CATS Falcon Option notwithstanding the fact that the CATS Falcon Option is not shipped to or installed at the licensee's site prior to the prospective customer's license of the additional CATS Falcon Option from KLA. In order to enable KLA to calculate its royalty obligation for consideration when preparing quotes for its potential customers, KLA and TEL shall adhere to the following procedure: (i) KLA shall request information from the licensee regarding which, if any, Embedded CATS Falcon Options or Non-embedded CATS Falcon Options the prospective customer has previously licensed from either KLA or TEL; (ii) KLA shall use the information received from the prospective customer to calculate its potential royalty payment based upon the Standard Price and the appropriate Discount and shall prepare a customer quote; (iii) at the time KLA delivers the quote to the prospective customer, KLA shall send to TEL, via facsimile during normal business hours addressed to President and Vice President, a request for confirmation that the Discount which KLA has applied in calculating the royalty payment (the "Determined Discount") is correct for the prospective customer;
(iv) TEL shall respond, via facsimile within five (5) business days of KLA's request with confirmation that the Determined Discount KLA applied to calculate the royalty payment is correct or with information regarding the correct Discount; (v) if TEL does not respond to KLA's request within three (3) business days of such request, KLA shall then notify TEL, via facsimile, in the same manner set forth above, that if KLA does not receive a response to its initial request within two (2) business days, then KLA may use the Determined Discount to calculate the royalty payment, and TEL agrees that it will not dispute the Determined Discount used by KLA to calculate the royalty payment.

          6.3  Payment of Royalties. All royalties due in accordance with the
               --------------------
terms of this Agreement with respect to the CATS Falcon Software which the End User accepts at KLA's facility, shall be due and payable within thirty (30) days after the End User has accepted the CATS Falcon Software at KLA's facility. All royalties due in accordance with the terms of this Agreement with respect to the Embedded CATS Falcon Options for which there is no End User acceptance procedure at KLA's facility, shall be due and-payable within sixty (60) days after KLA has completed the installation of the particular Embedded CATS Falcon Option at the End User's facility. With each royalty payment, KLA shall include (i) the name and location of the End User; (ii)a description of the system on which the CATS Falcon Software will be used, including the CPU type, CPU serial number, system identification number, host identification number or equivalent identification number, network or cluster name and the KLA semiconductor inspection equipment identification number on which the CATS Falcon Software will be used; (iii) the List Price used by KLA to calculate the royalty payment and (iv) whether a portion of the royalty due is being offset by a credit due KLA pursuant to
Section 6.4 below.

          6.4  Refunds. In the event KLA semiconductor inspection equipment
               -------
containing CATS Falcon Software is returned to KLA for a full refund prior to the End User's acceptance of the KLA semiconductor inspection equipment at the End User's facility, the amount of the royalty paid TEL in connection with the sublicense of such CATS Falcon Software shall be credited by KLA against royalties due TEL pursuant to this Section 6.

          6.5  Right of Audit. KLA shall maintain a complete, clear and accurate
               --------------
record of the number of copies of CATS Falcon Software sublicensed by KLA and the number of copies of the CATS Falcon Software returned for a refund to KLA as set forth above. At TEL's request, KLA shall provide TEL with a report of all sublicenses which KLA has entered into for the CATS Falcon Software; provided, however, that KLA shall not be obligated to provide such report more than once per quarter. Such report shall also include a list of all End Users who have contracted with KLA to receive Standard Maintenance. In addition, to ensure compliance with the terms of this Agreement, TEL shall have the right to have an inspection and audit of all the relevant accounting books and records of KLA conducted by an independent certified public accountant reasonably acceptable to both parties. The audit shall be conducted during regular business hours at KLA's offices and in such a manner as not to interfere with KLA's normal business activities. In no event shall audits be made hereunder more frequently than once every twelve (12) months. The fee for the audit shall be paid by TEL, unless the audit reveals that KLA has underpaid TEL by at least ten percent (10%) of the amount of royalties accrued to TEL since the last audit, in which case the audit fee will be paid by KLA. KLA shall pay to TEL any royalties which the audit reveals are owing to TEL within thirty (30) days of its receipt of the report from the accountant indicating the amounts owing TEL.

          6.6  Royalty Free Copies. No royalty shall be due on copies of the
               -------------------
CATS Falcon Software delivered to KLA or reproduced by KLA pursuant to Section
3.2.5 and used internally by KLA for support and demonstration purposes.

     7. KLA'S PURCHASE OF A CATS FALCON SOFTWARE LICENSE AND KLA'S SUPPORT AND DEMONSTRATION COPIES.

          7.1  Delivery of the First Copy of CATS Falcon Software. Within five
               --------------------------------------------------
(5) days after KLA has both (i) signed TEL's standard Software License Agreement and (ii) issued a purchase order which includes the identification of the designated CPU as required by such agreement, TEL agrees to deliver to KLA one
(1) copy of the CATS Falcon Software in its present form (the "First Copy"). TEL shall upgrade the First Copy as the CATS Falcon Software is developed so that KLA may ensure that TEL is meeting the milestones set forth in the Development Schedule attached hereto as Exhibit G. Upon Acceptance, TEL shall ensure that
                            ---------
the First Copy shall be identical to the CATS Falcon Software accepted by KLA. KLA shall receive Standard Maintenance (as defined below) on the First Copy free of charge for a period of one year following Acceptance. In the event there are any discrepancies between the terms of this Agreement and the terms of TEL's standard Software License Agreement regarding the First Copy, the terms of this Agreement shall prevail.

          7.2  KLA's License of the First Copy. KLA agrees to license the First
               -------------------------------
Copy for a total price of [***] plus any applicable sales taxes (the "License Fee"). The License Fee shall be allocated as follows:

     CATS Falcon Driver (Basic Fracture and     [***]
      Falcon Output)
     CATS Falcon Graphics                       [***]
     CATS Falcon Jobdeck Viewing                [***]
     CATS Falcon Inspection Process
      Program Editor                            [***]
                                                -------

                                                [***]

     The License Fee shall be paid in two equal installments. The first installment of [***] shall be due and payable upon TEL's completion, to KLA's satisfaction, of milestones 5 and 6 set forth in the Development Schedule attached hereto as Exhibit G. The second installment of [***] shall be due and
                   ---------
payable upon Acceptance.

          7.3  Support and Demonstration Copies. Within five (5) days after
               --------------------------------
Acceptance and after KLA has provided TEL with a list of the designated CPUs in accordance with Section 3.2.5, TEL shall deliver to KLA one (1) copy of the Deliverables which KLA may reproduce and use in accordance with its license grant set forth in Section 3.2.5. If TEL so requests, KLA shall return all copies of the CATS Falcon Driver which KLA has received from TEL pursuant to this Section 7.3 or which KLA has made pursuant to its reproduction rights under
Section 3.2.5 (collectively, the "Support Copies") in the event that KLA directly or indirectly distributes software which provides substantially equivalent functionality as and would compete directly with the CATS Falcon Driver. In addition, if TEL so requests, KLA shall return all copies of the particular CATS Falcon Option which KLA has received from TEL pursuant to this

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THE OMITTED PORTIONS.

Section 7.3 or which KLA has made pursuant to its reproduction rights under
Section 3.2.5 in the event that KLA directly or indirectly distributes software which provides substantially equivalent functionality as and would compete directly with such particular CATS Falcon Option.

     8.   TRAINING.

          8.1  TEL Initial Training. TEL agrees to provide, at no charge, three
               --------------------
(3) months of training for one KLA programmer (the "Designated Programmer") who is to be involved in the development of the Falcon Format and the CATS Falcon Software. The training is scheduled to begin within five (5) clays after the Effective Date. TEL agrees to expose the Designated Programmer to the entire CATS Software system. KLA acknowledges that the CATS Software may include support of certain file formats which TEL has licensed from third parties. Prior to exposing the Designated Programmer to such portions of the CATS Software containing support of each such file format, TEL shall have the right to require confirmation from the Designated Programmer that KLA is licensed to have access to such file format. The Designated Programmer may, at KLA's option, return to TEL for one (1) month every six (6) months throughout the term of this Agreement for additional training with the CATS Software, for no fee. Should the Designated Programmer leave the employ of KLA or transfer from the Falcon Format project team, KLA may designate another programmer to replace the Designated Programmer. Prior to exposure to the CATS Software pursuant to this Section 8.1, the Designated Programmer shall execute an Invention Agreement in the form attached hereto as Exhibit H.
                   ---------

          8.2  Additional Training. In addition to the training provided
               -------------------
pursuant to Section 8.1, KLA may choose to send an additional programmer (the "Additional Programmer") to train with TEL for one three (3) month period after January 1, 1993. If KLA exercises the option to receive additional training, KLA will pay TEL a one time fee of [***] upon completion of the training. Following the three (3) month training program, the Additional Programmer shall be entitled to return to TEL for one (1) month of additional training every six (6) months throughout the term of this Agreement for no additional fee; provided however, that if the Additional Programmer and the Designated Programmer both choose to return to TEL for additional training, they must do so in the same month of the six-month period. Prior to exposure to the CATS Software pursuant to this Section 8.2, the Additional Programmer shall execute an Invention Agreement in the form attached hereto as Exhibit H.
                                         ---------

          8.3  KLA Training. KLA shall be responsible for the installation of
               ------------
the CATS Falcon Software which it sublicenses pursuant to this Agreement. KLA will also be responsible for the initial customer training at the customer site and for the distribution and installation of any Updates to the CATS Falcon Software, as defined in the description of Standard Maintenance attached hereto as Exhibit I.
   ---------

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

          8.4  TEL Customer Training. TEL agrees to provide basic initial
               ---------------------
customer training, free of charge, for all End Users at TEL's facilities pursuant to TEL's then-current training policies. In addition, TEL shall provide, at KLA's Santa Clara County facility, at least five (5) hours of training for a group of up to six (6) of KLA's field service support employees upon Acceptance and following delivery to KLA of each Major Update, as defined in the description of Standard Maintenance set forth in Exhibit I.
                                                        ---------

     9.   MAINTENANCE.

          9.1  End User Maintenance. TEL shall provide each End User with
               --------------------
standard maintenance for the CATS Falcon Software distributed by KLA. Such standard maintenance is described more fully in Exhibit I hereto and shall be
                                                ---------
referred to hereinafter as the "Standard Maintenance". Each End User shall receive Standard Maintenance from TEL, free of any charge, for the CATS Falcon Software which the End User accepts at KLA's facility, for a period of one (1) year following the End User's acceptance of the CATS Falcon Software at the End User's facility; provided however, that such acceptance of the CATS Falcon Software at the End User's facility shall be evidenced in writing and shall be obtained no later than the time the End User accepts the KLA semiconductor inspection equipment on which the CATS Falcon Software is embedded. In addition, each End User shall receive Standard Maintenance from TEL, free of charge, for any Embedded CATS Falcon Options for which there is no End User acceptance procedure at KLA's facility, for a period of one (1) year following KLA's completion of the installation of the Embedded CATS Falcon Option at the End User's facility. Thereafter, End Users of the CATS Falcon Software shall contract with KLA to continue to receive Standard Maintenance from TEL; provided, however, an End User may only receive Standard Maintenance on the Embedded CATS Falcon Options for so long as it has contracted to receive Standard Maintenance on the CATS Falcon Driver. TEL shall continue to provide Standard Maintenance to those End Users who have so contracted with KLA.

          9.2  KLA's Maintenance. KLA shall receive Standard Maintenance for the
               -----------------
First Copy and the Support Copies free of charge, for a period of one (1) year following Acceptance. Thereafter, should KLA desire to continue to receive the Standard Maintenance for all or a portion of the First Copy, KLA shall pay the Standard Maintenance Fees set forth in Section 9.3 for the CATS Falcon Driver and each of the CATS Falcon Options for which KLA wishes to continue maintenance. KLA shall continue to receive Standard Maintenance for the modules of the Support Copies, free of charge, for as long as KLA is purchasing Standard
       --------------
Maintenance for those modules of the First Copy. The maintenance which TEL shall provide pursuant to this Section 9.2 shall be identical to Standard Maintenance, except that, as part of the maintenance provided to KLA pursuant to this Section 9.2, TEL will provide First Line Support, as defined below.

          9.3  Maintenance Fees. The annual standard maintenance fee (the
               ----------------
"Standard Maintenance Fee") which KLA shall pay to TEL for each End User with which it has entered into a contract for extended Standard Maintenance shall be twelve percent (12%) for domestic sites and fifteen percent (15%) for foreign sites of the List Price (as defined above), of the module of the CATS Falcon Software for which the End User desires to continue to receive Standard Maintenance; provided, if the End User does not contract with KLA to continue to receive Standard Maintenance at least thirty (30) days prior to the lapse of its right to receive Standard Maintenance and, the End User wishes to reinstate Standard Maintenance, KLA shall pay to TEL a one-time reinstatement fee equal to two hundred percent (200%) of the amount of the Standard Maintenance Fee which KLA would have paid TEL if the End User had not allowed its receipt of Standard Maintenance to lapse; and provided further, that should KLA contract with an End User for less than a full year of Standard Maintenance in order to effectively coordinate the collection of maintenance fees from the End User, KLA shall pay to TEL a portion of the Standard Maintenance Fee prorated for such shorter maintenance period.

          9.4  Payment of Standard Maintenance Fees. KLA agrees that it will pay
               ------------------------------------
to TEL the Standard Maintenance Fee within thirty (30) days after entering into the contract for extended Standard Maintenance with the End User.

          9.5  KLA's Support Fees. KLA shall provide First Line Support in
               ------------------
connection with the End User's receipt of the Standard Maintenance for the CATS Falcon Software distributed by KLA As consideration for providing such First Line Support, KLA shall be entitled to receive a fee equal to [***] of the Standard Maintenance Fee KLA is required to pay to TEL for such End User. First Line Support shall include the operation of a telephone support line, field training, initial contact for bug reports and enhancements, and the installation of Updates as defined in Exhibit I. KLA shall have the right to deduct this
                         ---------
amount from the Standard Maintenance Fees owing TEL for such End User pursuant to Section 9.3.

          9.6  TEL Priority Support. TEL agrees that as a part of its Standard
               --------------------
Maintenance, it will assign at least one full time programmer with at least one
(1) year of experience working with the CATS Software to work on a full-time basis to correct any bugs reported by KLA or its End Users which have no workarounds and cause the inspection system to fail to meet its sensitivity, false defect or throughput specifications.

          9.7  KLA's Support Options.
               ---------------------

               9.7.1  Support of the CATS Falcon Driver. The parties agree that
                      ---------------------------------
(i) if KLA believes, in its sole discretion, that TEL has failed to provide support and Standard Maintenance to the End Users and/or to KLA, such that the End Users' or KLA's productivity with the CATS Falcon Driver or the CATS Falcon Inspection Process Program Editor is substantially affected or (ii) if pursuant to a request by an End User, KLA requests that TEL develop a particular update or enhancement relating to the End User's productivity with the CATS Falcon Driver or the CATS Falcon Inspection Process Program Editor and after discussion KLA and TEL are unable to agree upon whether such update or enhancement shall be part of Standard Maintenance or are unable to

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

arrive at a mutually acceptable schedule for such development by TEL, then KLA may send up to two (2) programmers (at least one of which must be the Designated Programmer or the Additional Programmer) (the "Falcon Driver Support Programmers") to TEL to work on modifying, enhancing and supporting the CATS Falcon Driver output modules. KLA agrees that the Falcon Driver Support Programmers will use their best efforts to avoid modifying the CATS Software so that it adversely affects the existing users of the CATS Software. TEL agrees that if KLA exercises this support option, that TEL will provide the Falcon Driver Support Programmers with reasonable support as necessary to enable them to modify, enhance and support the CATS Falcon Driver or the CATS Falcon Inspection Process Program Editor. KLA agrees to reimburse TEL for any reasonable out-of-pocket expenses incurred by TEL as a direct result of providing this support to the Falcon Driver Support Programmers.

               9.7.2  Additional Support of the CATS Falcon Software. If KLA
                      ----------------------------------------------
believes that an End User's productivity with the Embedded CATS Falcon Options or the CATS Falcon Driver is substantially affected by TEL's lack of support for such CATS Falcon Options and/or CATS Falcon Driver, KLA may request authorization to, and TEL may, in its sole discretion, permit KLA to, send up to two (2) programmers (at least one of which must be the Designated Programmer or the Additional Programmer) (the "Option Support Programmers) to TEL to work, under the supervision of TEL employees, on modifying, enhancing and supporting the CATS Falcon Options and the CATS Falcon Driver modules relating directly to Falcon Format applications and not covered by KLA's support option set forth in
Section 9.7.1; provided, however, that TEL shall retain the right at all times to approve any and all modifications which the Option Support Programmers shall make, pursuant to this Section 9.7.2, to the CATS Falcon Options and the CATS Falcon Driver and provided further, that KLA shall reimburse TEL for any reasonable out-of-pocket expenses incurred by TEL as a direct result of providing support to the Option Support Programmers.

          9.8  Maintenance Reduction Option. At any time following Acceptance,
               ----------------------------
KLA shall have an option, exercisable once during the term of this Agreement, to require TEL to maintain two versions of the CATS Falcon Driver. One version shall be enhanced and upgraded as usual (the "Enhanced Version") and the other shall be modified only as required to fix bugs (the "Bug Fix Version"). Upon KLA's exercise of this option, End Users may choose to maintain the CATS Falcon Driver as either an Enhanced Version or as a Bug Fix Version. Those End Users who elect to maintain their CATS Falcon Driver as a Bug Fix Version shall only be entitled to receive bug fix support from TEL. The Standard Maintenance Fee which KLA is required to pay for those End Users who elect to maintain their CATS Falcon Driver as a Bug Fix Version shall be reduced by [***]. Those End Users who elect to maintain their CATS Falcon Driver as an Enhanced Version shall continue to receive Standard Maintenance from TEL and KLA shall continue to be obligated to deliver Standard Maintenance Fees set forth in Section 9.3 to TEL for such End Users. An End User shall be entitled to reverse the exercise of its option by providing written notice to KLA of its intention to do so. If an End User elects to reverse its election to maintain a Bug Fix Version, the End User shall again be entitled to receive Standard Maintenance as

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

described in such Section 9.1, provided that KLA pays TEL a one time reinstatement fee equal to [***] of the difference between the Standard Maintenance Fee which would have been paid had the End User continually maintained its CATS Falcon Driver as an Enhanced Version and the maintenance fee paid for the Bug Fix Version (including any deductions for fees paid to KLA for acting as First Line Support). The [***] fee shall be in addition to the reduced maintenance fees paid to maintain the CATS Falcon Driver as a Bug Fix Version.

     10.  ENHANCEMENTS TO THE CATS FALCON FORMATTER.

          TEL agrees that it will release to KLA enhancements to the CATS Falcon Driver prior to or simultaneously with its release of inspection specific enhancements to the CATS Software and CATS Falcon Formatter. TEL will release enhancements to the Embedded CATS Falcon Options prior to or simultaneously with its release of enhancements to the corresponding Non-embedded CATS Falcon Options. Additionally, TEL agrees that the enhancements to the CATS Falcon Driver and the Embedded CATS Falcon Options will be at least functionally equivalent to the inspection specific enhancements to the CATS Software configured with the CATS Falcon Formatter and to the Non-embedded CATS Falcon Options, respectively.

     11.  PROPRIETARY RIGHTS.

          11.1 TEL Ownership. TEL is and shall remain the sole and exclusive
               -------------
owner of all right, title and interest in the TEL Formats, the CATS Software, the CATS Falcon Software, and the End User Documentation. In the event that KLA exercises its support options set forth in Section 9.7, TEL shall be the sole and exclusive owner of all right, title and interest in any modifications which the Falcon Driver Support Programmers and the Option Support Programmers make to the CATS Software.

          11.2 KLA Ownership. KLA is and shall remain the sole and exclusive
               -------------
owner of all right, title and interest in the KLA Base Technology.

     12.  LIMITED WARRANTY.

          TEL warrants to KLA that the First Copy and the CATS Falcon Software accepted by KLA pursuant to Section 2 and that each Major Update (as such terms are defined on Exhibit I) will, during the "Warranty Period", perform in
               ---------
accordance with the End User Documentation and in accordance with the Falcon Format Specifications. The "Warranty Period" for the First Copy and the CATS Falcon Software shall commence on Acceptance and shall terminate one (1) year after such date. The "Warranty Period" for each Major Update shall commence upon KLA's acceptance of such Major Update and shall terminate one (1) year after such date. TEL warrants that the End User Documentation is free of material errors on the date of Acceptance. KLA agrees to report in writing any failure to meet this warranty ("Error"). TEL will use all commercially reasonable efforts, at its own expense, to correct any Error. Errors will be

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

reported to TEL in a form and with supporting information reasonably requested by TEL to enable it to verify, diagnose and correct the Error. If TEL is unable to correct the Error, KLA and TEL may agree upon a reduction in the royalty payments for the sublicensing of future copies and may agree upon a credit against future royalties due TEL for the copies previously sublicensed to End Users to reflect the reduced performance. THIS IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY TEL. TEL DOES NOT WARRANT THAT THE USE OF THE CATS FALCON SOFTWARE WILL BE UNINTERRUPTED OR THAT THE OPERATION OF THE CATS FALCON SOFTWARE WILL BE ERROR FREE. TEL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE. NO TEL DEALER, AGENT OR EMPLOYEE IS AUTHORIZED TO MAKE ANY MODIFICATION, EXTENSION OR ADDITION TO THIS WARRANTY.

     13.  KLA'S LIMITATION OF WARRANTY.

          TEL AND KLA AGREE THAT THE KLA BASE TECHNOLOGY PROVIDED TO TEL PURSUANT TO THIS AGREEMENT IS PROVIDED TO TEL "AS IS". KLA DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE KLA BASE TECHNOLOGY, INCLUDING THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF ANY THIRD PARTY RIGHTS.

     14.  INDEMNIFICATION.

          14.1 TEL's Indemnity. TEL agrees to indemnify and hold harmless KLA,
               ---------------
its officers, directors, employees and agents against any claims, actions or demands, including reasonable attorneys' fees, by third parties (i) alleging that the use, reproduction or distribution of the CATS Falcon Software and the TEL Formats infringe any patents, copyrights, trade secrets, mask work rights or other proprietary rights of any third parties, (ii) alleging a breach of any warranty, representation or agreement made by TEL with respect to the CATS Software, TEL Formats and/or the KLA Base Technology or (iii) alleging a failure of performance to the extent that TEL has promised such performance of the CATS Software and/or TEL Formats in any warranty, representation or agreement made herein by TEL. (This Section 14.1(iii) is meant to provide indemnity for nonperformance claims brought by third parties against KLA for the nonperformance of the CATS Software and/or the TEL Formats to the extent the performance thereof is promised by the warranties, representations and agreements provided to KLA by TEL hereunder.) TEL shall have no liability under this Section 14.1, however, to the extent that such claim, action or demand is based on the use of any CATS Falcon Software or the TEL Formats in combination with any hardware or software not provided by TEL, or modification to the CATS Software not made by or authorized in writing by TEL. KLA shall give prompt written notice to TEL of any such claim, action or demand. If TEL believes that the CATS Falcon Software and/or the TEL Formats are likely to become the subject of a claim of infringement, then TEL may, at its option and at its expense, obtain a commercially reasonable license for KLA which would give KLA the same rights it currently has under this Agreement or modify the CATS Falcon Software and/or TEL Formats so that they are functionally equivalent but non-infringing. If, after using its best efforts, TEL is unable to either obtain a license for KLA or modify the CATS Falcon Formatter and/or TEL Formats so that they are functionally equivalent but non-infringing, then TEL may restrict KLA's future distribution of the infringing product in the territory where infringement exists. Notwithstanding the above, TEL shall continue to be obligated to indemnify KLA, as set forth above, against any claims, actions or demands arising from KLA's prior distribution of the infringing product.

          14.2 KLA's Indemnity. KLA agrees to indemnify and hold harmless TEL,
               ---------------
its officers, directors, employees and agents against any claims, actions, or demands, including reasonable attorneys' fees, by third parties alleging (i) that the KLA Base Technology infringes any patents, copyrights, trade secrets, masks work rights or other proprietary rights of any third parties, or (ii) a breach of any warranty, representation or agreement made by KLA to any such third party which is a warranty, representation or agreement for which KLA is not entitled to receive indemnity from TEL pursuant to Section 14.1(iii) above. TEL shall give prompt written notice to KLA of any claim, action or demand.

     15.  LIMITATION OF LIABILITY.

          NEITHER KLA NOR TEL WILL BE LIABLE OR OBLIGATED IN ANY MANNER FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, EVEN IF INFORMED OF THE POSSIBILITY THEREOF IN ADVANCE. IN NO EVENT SHALL TEL'S LIABILITY HEREUNDER TO KLA (EXCEPT PURSUANT TO SECTIONS 14.1 AND 9) EXCEED THE AMOUNTS PAID TO TEL BY KLA HEREUNDER

     16.  CONFIDENTIALITY.

          16.1 KLA Confidential Information. TEL agrees to maintain in
               ----------------------------
confidence all information which is disclosed to TEL by KLA either in written form and marked "Confidential", or orally, if KLA has sent a written summary of such information to TEL within ten (10) business days of disclosure and marked such summary "Confidential."

          16.2 TEL Confidential Information. KLA agrees to maintain in
               ----------------------------
confidence all information which is disclosed to the Designated Programmer, Additional Programmer, Falcon Driver Support Programmer, Option Support Programmer or to KLA by TEL either in written form and marked "Confidential", or orally, if TEL has sent a written summary of such information to KLA within ten
(10) business days of disclosure and marked such summary "Confidential".

          16.3 Limitations on Use. The party receiving Confidential Information
               ------------------
(the "Receiving Party") will use the Confidential Information solely to accomplish the purpose of this Agreement. The Receiving Party shall keep all Confidential Information on its premises and shall limit access to such Confidential Information to those employees having a need to use such Confidential Information within the license of rights hereunder. The Receiving Party agrees that the Confidential Information will be disclosed or made available only to full-time employees of the Receiving Party who have agreed in writing to receive it under terms at least as restrictive as those specified in this Agreement and only to those full-time employees to whom it is necessary to disclose the Confidential Information to fulfill the purposes of this Agreement. The Receiving Party shall keep a record of the location of all copies of the Confidential Information and a list of all employees who have had access to the Confidential Information. The Receiving Party will use its best efforts to maintain the confidentiality of the Confidential Information, but not less than the measures it uses for its own confidential information of similar type. The Receiving Party will immediately give notice to the party providing the Confidential Information (the "Providing Party") of any unauthorized use or disclosure of the Confidential Information. The Receiving Party will assist, at no cost, the Providing Party in remedying any such unauthorized use or disclosure.

          16.4 Limitations. These obligations will not apply to the extent that
               -----------
the Receiving Party can demonstrate that:

               (i) the disclosed information at the time of disclosure is part of the public domain;

               (ii) the disclosed information became part of the public domain, by publication or otherwise, except by breach of the provisions of this Agreement;

               (iii) the disclosed information was received from a third party without similar restrictions and without breach of this Agreement;

               (iv) the disclosed information was independently developed by the Receiving Party without reference to the Confidential Information; or

               (v) the disclosed information was disclosed to others by the Providing Party without restriction.

     17.  TERMINATION.

          17.1 TEL Change of Control. [***]
               ---------------------

               (1)   [***]; or

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THE OMITTED PORTIONS.

               (2)  [***]; or

               (3)  [***].

          17.2 Cause. This Agreement shall terminate:
               -----

               (a) on the sixtieth (60th) day after KLA gives TEL notice of a material breach by TEL of any term or condition of this Agreement, unless the breach is cured before that day;

               (b) on the sixtieth (60th) day after TEL gives KLA notice of a material breach by KLA of any term or condition of this Agreement, unless the breach is cured before that day; or

               (c)  [***].

          17.3 Without Cause. This Agreement may be terminated by either party,
               -------------
without cause, upon ninety (90) days written notice to the other party at any time after this Agreement has been in effect for five (5) years.

          17.4 Bankruptcy. This Agreement may be terminated immediately by
               ----------
either party, upon prior written notice to the other party, if: (i) a receiver is appointed for the other party or its property; (ii) the other party becomes insolvent or unable to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; or (iii) any proceedings are commenced against the other party under any bankruptcy, insolvency or debtor's relief law and such proceedings are not vacated or set aside within sixty (60) days from the date of commencement thereof.

          17.5 Termination by KLA. KLA may terminate this Agreement at any time
               ------------------
prior to Acceptance.

          17.6 Effect of Termination. After expiration, termination or
               ---------------------
cancellation (all hereafter collectively referred to as "termination") of this
Agreement:

               (a) for any reason, other than as set forth in Section 17.2(c) and 17.5, (i) all licenses granted pursuant to Section 3 shall terminate; (ii) KLA will erase,

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WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO
THE OMITTED PORTIONS.

destroy or return to TEL all copies of the Support Copies, End User Documentation, and TEL Confidential Information in its possession or control, except for one copy of the most recent version of the End User Documentation which it may retain solely to provide maintenance services to its End Users who have purchased CATS Falcon Software from KLA; and (iii) TEL shall return all copies of the KLA Base Technology and KLA Confidential Information in its possession or control, except for one copy of the most recent version of the KLA Base Technology which it may retain solely to provide maintenance services to its end users and KLA's End Users. The termination of this Agreement shall not affect the rights of KLA's End Users to use the CATS Falcon Software or the right of KLA to use the First Copy. TEL will continue to provide Standard Maintenance to KLA and its End Users as set forth in Section 9 following the termination of this Agreement.

               (b) pursuant to the terms of Section 17.2(c), (i) all licenses granted to TEL pursuant to Section 3.1 shall terminate and TEL shall return all copies of the KLA Base Technology and KLA Confidential Information in its possession or control, except for one copy of the most recent version of the KLA Base Technology which it may retain solely to provide maintenance services to its end users; (ii) KLA shall receive a full refund of all royalties paid to TEL pursuant to Section 6 during the two (2) year period immediately preceding the effective date of the Competitive Ownership Change; and (iii) upon the effective date of the Competitive Ownership Change, KLA's license grants pursuant to
Section 3.2 shall automatically become perpetual and royalty-free and Section 4 shall terminate.

               (c) pursuant to the terms of Section 17.5, (i) TEL shall refund all monies paid to TEL by KLA pursuant to this Agreement; (ii) all licenses granted pursuant to this Agreement shall terminate; (iii) TEL will destroy or erase all copies of the KLA Base Technology and KLA Confidential Information in its possession and control and (iv) KLA will destroy or return to TEL the First Copy, along with any End User Documentation and TEL Confidential Information; provided, however, that KLA shall not be obligated to destroy or return the First Copy, End User Documentation or TEL Confidential Information until KLA has received a refund of all monies it has paid to TEL pursuant to this Agreement.

     18.  TERM OF THIS AGREEMENT.

          This Agreement will commence on the Effective Date and will continue Until terminated by either party as provided for herein.

     19.  ARBITRATION.

          Any claim, dispute or controversy arising out of or in connection with or relating to this Agreement or the breach or alleged breach thereof will be submitted by the parties to arbitration by the American Arbitration Association in the City of San Jose, State of California, United States of America, under the commercial rules then in effect for that Association, except as provided herein. A transcribed record will be prepared. One neutral arbitrator will be selected by the Association. The parties will be entitled to discovery as provided in Sections 1283.05 and 1283.1 of the Code of Civil Procedure of the State of California, or any successor provision, whether or not the California Arbitration Act is deemed to apply to the arbitration. The award rendered by the arbitrator will include costs of arbitration, reasonable attorneys' fees and reasonable costs for expert and other witnesses, and judgment on such award may be entered in any court having jurisdiction thereof. Nothing in this Agreement will be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary rights.

     20.  COMMUNICATIONS AND PUBLIC ANNOUNCEMENTS.

          Neither TEL nor KLA shall furnish any press release or formal written communication to the public with respect to the transactions contemplated by this Agreement without the prior approval of the other party as to the content thereof, which approval should not be unreasonably withheld, provided that the foregoing shall not be deemed to prohibit any disclosure which a party reasonably believes is required by applicable law or by any competent governmental authority.

     21.  GENERAL PROVISIONS.

          21.1 Assignment. KLA shall have the right to assign its rights and
               ----------
obligations under this Agreement to a corporation or entity which is a successor in interest to KLA or to any corporation or entity which becomes, directly or indirectly, the owner of the division of KLA which makes use of the rights granted pursuant to this Agreement; provided, however, that if KLA assigns this Agreement, voluntarily or by operation of law, to a party which directly markets a product that directly competes with the CATS Software, then the exclusive distribution rights set forth in Sections 3.2.2 and 3.2.3 shall become non-exclusive for such time as the competitive product is marketed by the party to which this Agreement is assigned. TEL may not assign, voluntarily, by operation of law, or otherwise, any rights or delegate any duties under this Agreement (other than the right to receive payments) without KLA's prior written consent. Any attempt to do so without that consent will be void. This Agreement will bind and inure to the benefit of the parties and their respective successors and permitted assigns.

          21.2 Choice of Law. This Agreement will be governed by and construed
               -------------
in accordance with the laws of the United States and the State of California as applied to agreements entered into and to be performed entirely within California between California residents.

          21.3 Choice of Forum. The parties hereby submit to the jurisdiction
               ---------------
of, and waive any venue objections against, the United States District Court for the Northern District of California, San Jose Branch and the Superior and Municipal Courts of the State of California, Santa Clara County, in any litigation arising out of the Agreement.

          21.4 Amendment. This Agreement may be amended or supplemented only by
               ---------
a writing that is signed by duly authorized representatives of both parties.

          21.5 Injunctive Relief. Since breach of this Agreement by either
               -----------------
party may cause the non-breaching party to suffer irreparable damage for which the recovery of money damages would be inadequate, the non-breaching party shall be entitled to obtain equitable relief to protect its interests therein, including but not limited to injunctive relief, as well as money damages.

          21.6 Waiver. No term or provision hereof will be considered waived by
               ------
either party, and no breach excused by either party, unless such waiver or consent is in writing signed by both parties. No consent by either party to, or waiver of, a breach by either party, whether express or implied, will constitute a consent to, waiver of, or excuse of any other, different or subsequent breach by either party.

          21.7 Force Majeure. Neither party will be liable for any failure or
               -------------
delay in performance under this Agreement which might be due, in whole or in part, directly or indirectly, to any contingency, delay, failure or cause of any nature beyond the reasonable control of such party (not arising out of breach by such party of this Agreement). In the event of the happening of such a cause, the party whose performance is so affected will give prompt, written notice to the other party, stating the period of time the same is expected to continue. Such delay will not be excused under this Section for more than one hundred eighty (180) days.

          21.8 Severability. If any part of this Agreement is found invalid or
               ------------
unenforceable that part will be amended to achieve as nearly as possible the same economic effect as the original provision and the remainder of this Agreement will remain in full force.

          21.9 Notice. Any notice provided for or permitted under this
               ------
Agreement will be treated as having been given when (a) delivered personally,
(b) sent by confirmed telex or telecopy, (c) sent by commercial overnight courier with written verification of receipt, or (d) mailed postage prepaid by certified or registered mail, return receipt requested, to the party to be notified, at the address set forth below, or at such other place of which the other party has been notified in accordance with the provisions of this Section.

     If to KLA:   KLA Instruments Corporation
                  160 Rio Robles
                  P.O. Box 49055
                  San Jose, California 95161-9055
                  Attn: President

     If to TEL:     Transcription Enterprises Limited
                    101 Albright Way
                    Los Gatos, California 95030
                    Attn: President

          21.10  Relationship of Parties. The parties to this Agreement are
                 -----------------------
independent contractors. There is no relationship of agency, partnership, joint venture, employment or franchise between the parties. Neither party has the authority to bind the other or to incur any obligation on its behalf.

          21.11  Counterparts. This Agreement may be executed simultaneously in
                 ------------
two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

          21.12  Entire Agreement. This Agreement, including all Exhibits to
                 ----------------
this Agreement, constitutes the entire agreement between the parties relating to this subject matter and supersedes all prior or simultaneous representations, discussions, negotiations and agreements, whether written or oral.

          21.13  Survival. Sections 11, 12, 13, 14, 15, 16, 17.6, 19, 21.2,
                 --------
21.3, and 21.5 will survive the termination of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

"KLA"                                   "TEL"

KLA Instruments Corporation             Transcription Enterprises Limited


By: /s/ John W. Mathews                 By:   /s/ Roger Sturgeon
   --------------------                    ------------------------

Name:   John W. Mathews                 Name:     Roger Sturgeon
     ------------------                      ----------------------

Title: V.P. & Gen. Mgr.                 Title:  President
      -----------------                       ---------------------

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